CONFORMED COPY



                           AMENDMENT  No. 6 and  CONSENT  dated as of  August 9,
                  1999 (this "Amendment"), to the Credit Agreement dated as of March 6, 1998, as amended (the "Credit Agreement"), among TEREX CORPORATION, a Delaware corporation ("Terex"), TEREX EQUIPMENT LIMITED, a company organized under the laws of Scotland (the "Scottish Borrower"), P.P.M. S.A., a company organized under the laws of the Republic of France (the "French Borrower"), TEREX MINING (AUSTRALIA) PTY. LTD. (formerly Unit Rig (Australia) Pty. Ltd.), a company organized under the laws of New South Wales, Australia (the "Australian Borrower"), P.P.M. Sp.A., a company organized under the laws of the Republic of Italy (the "Italian Borrower"), PICADILLY MASCHINENHANDEL GMBH & CO. KG, a partnership organized under the laws of the Federal Republic of Germany (the "German Borrower" and, together with Terex, the Scottish Borrower, the French Borrower, the Australian Borrower and the Italian Borrower, the "Borrowers"), the LENDERS (as defined in the Credit Agreement), the ISSUING BANKS (as defined in the Credit Agreement) and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders.

                  A. Pursuant to the Credit Agreement, the Lenders and the Issuing Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. Terex has informed the Administrative Agent that it intends to acquire (the "Cedarapids Acquisition") all of the outstanding capital stock of Cedarapids, Inc. ("Cedarapids") from a subsidiary of Raytheon Company for aggregate consideration of approximately $170,000,000 in cash.

                  C. In connection with the Cedarapids Acquisition, Terex and the other Borrowers have requested that certain provisions of the Credit
Agreement be amended to allow Terex, among other things, to incur up to an additional $125,000,000 of senior secured indebtedness under the Tranche C Credit Agreement.

                  D. The Required Lenders are willing so to amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

                  E. Each capitalized term used and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1.  Amendments to Credit Agreement.

   (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

   (i) The following definitions are hereby inserted in alphabetical order:

                  (A)  ""Cedarapids"  shall  mean   Cedarapids,  Inc.,  an  Iowa
          corporation.";

                  (B) ""Cedarapids Acquisition" shall mean the acquisition of all of the outstanding capital stock of Cedarapids from a subsidiary of Raytheon Company for aggregate consideration of approximately $170,000,000 in cash.";

                  (C) ""Cedarapids Closing Date" shall mean the date upon which Cedarapids becomes a wholly owned Subsidiary of Terex.";

                  (D) ""Finsub" shall mean a bankruptcy-remote corporation that is a wholly owned Subsidiary of Terex organized solely for the purpose of engaging in the Receivables Program.";

                  (E) ""Program Receivables"shall mean all trade receivables and related contract rights originated and owned by the Borrower or any Subsidiary (other than an Inactive Subsidiary) and sold pursuant to the Receivables Program.";

                  (F) ""Receivables Program"shall mean, collectively, (a) the sale of, or transfer of interests in, Program Receivables to Finsub in exchange for consideration equal to the fair market value of such Program Receivables (i.e., a "true sale") (provided that not less than 95% of such consideration shall be in the form of cash) and (b) the sale of, or transfer of interests in, such Program Receivables by Finsub to special purpose trusts or corporations which are not Affiliates of the Borrower; provided, that all governing terms and conditions (including, without limitation, any terms or conditions providing for recourse to the Borrower or any of its Subsidiaries (other than Finsub)) of the Receivables Program shall be subject to the prior written approval of the Administrative Agent, which approval shall not be unreasonably withheld or delayed."; and

                  (G) ""Receivables Program Documentation" shall mean all written agreements that may from time to time be entered into by Terex, any Subsidiary (other than an Inactive Subsidiary) and/or Finsub in connection with any Receivables Program, as such agreements may be amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof and hereof.".

         (ii) The following definitions are hereby amended as follows:

                  (A) the definition of the term "Applicable Percentage" is hereby amended by replacing the words "initial borrowing under the Tranche C Credit Agreement" contained in the proviso of the first paragraph of such definition with the words "Cedarapids Closing Date" and by replacing the number "3" at the end of such proviso with the number "2";

                  (B)  the  grid   contained  in  the  definition  of  the  term
         "Applicable Percentage" is hereby replaced in its entirety with the following grid:


-----------------------------  --------------  --------------  ------------  -----------  ----------  -------------

                               Eurocurrency                        ABR
                                  Spread--                        Spread--        ABR--      ABR
                                 Tranche A     Eurocurrency     Tranche A    A/C          Spread--
                                Term Loans        Spread--      Term Loans    Fronted      Tranche     Facility Fee
                                    and          Tranche B         and       Loan         B Term       Percentage
Consolidated                     Revolving      Term Loans      Revolving      Spread       Loans
Leverage Ratio                     Loans                          Loans
-----------------------------  --------------  --------------  ------------  -----------  ----------  -------------

Category 1

Greater than or equal to
5.25 to 1.00                      2.250%          3.250%         1.250%        1.250%      2.250%        0.500%
-----------------------------  --------------  --------------  ------------  -----------  ----------  -------------

Category 2

Greater than or equal to
4.50 to 1.00 but less than
5.25 to 1.00                      2.000%          3.000%         1.000%        1.000%      2.000%        0.500%
-----------------------------  --------------  --------------  ------------  -----------  ----------  -------------

Category 3

Greater than or equal to
4.00 to 1.00 but less than
4.50 to 1.00                      1.750%          2.750%         0.750%        0.750%      1.750%        0.500%
-----------------------------  --------------  --------------  ------------  -----------  ----------  -------------

Category 4

Greater than or equal to
3.50 to 1.00 but less than
4.00 to 1.00                      1.250%          2.750%         0.250%        0.250%      1.750%        0.500%
-----------------------------  --------------  --------------  ------------  -----------  ----------  -------------

Category 5

Greater than or equal to
3.00 to 1.00 but less than
3.50 to 1.00                      1.125%          2.750%         0.125%        0.125%      1.750%        0.375%
-----------------------------  --------------  --------------  ------------  -----------  ----------  -------------

Category 6

Less than 3.00 to 1.00            0.875%          2.750%         -0.125%       0.000%      1.750%        0.375%
-----------------------------  --------------  --------------  ------------  -----------  ----------  -------------

                  (C) the definition of the term "Asset Sale" is hereby amended by inserting prior to the period at the end of such definition the additional proviso "; and provided, further, that, without limiting the generality of the foregoing and any rights that exist as a result thereof with respect to the sale of accounts receivable, the sale of Program Receivables pursuant to the Receivables Program shall be deemed not to be an "Asset Sale" for the purposes of this Agreement";

                  (D) the definition of the term "Consolidated Interest Expense" is hereby amended by inserting the following sentence at the end of such definition:

                           "Notwithstanding  that the  Receivables  Program does
                  not constitute Indebtedness under GAAP, for the purposes of calculating Consolidated Interest Expense under this Agreement, Consolidated Interest Expense shall also include, for any period, any fees, discounts, premiums, expenses or similar amounts (other than legal fees and expenses) incurred, without duplication, by Terex or any of its Subsidiaries in connection with the Receivables Program for such period, including, without limitation, purchase discounts (net of any loss reserves), purchase premiums, operating expense fees, structuring fees, collection agent fees, unutilized purchase limit fees and other similar fees and expenses.";

                  (E) the definition of the term "Indebtedness" is hereby amended by inserting the following sentence at the end of such definition:

                           "Notwithstanding  that the  Receivables  Program does
                  not constitute Indebtedness under GAAP, solely for the purposes of calculating Indebtedness under this Agreement, the Indebtedness of Finsub shall also include all consideration provided to Finsub by the purchaser of Program Receivables less any amounts collected (or deemed collected) with respect to such Program Receivables and accounted for as required by the Receivables Program Documentation (such amount being referred to in the Receivables Program Documentation as the "Investment").";

                  (F) the definition of the term "Total Debt" is hereby amended by replacing the identifier "(i)" in the fourth line of such definition with the identifier "(j)" and by adding the word "Consolidated" in front of the words "Leverage Ratio"in the fifth line of such definition; and

                  (G) the definition of the term "Tranche C Credit Agreement" is hereby amended and restated in its entirety to read as follows:

                           ""Tranche C Credit  Agreement" shall mean the Tranche
                  C Credit Agreement, dated as of July 2, 1999, as amended and restated as of July 12, 1999, among Terex, the lenders from time to time party thereto and CSFB, as administrative agent and as collateral agent for such lenders, as amended, supplemented or otherwise modified from time to time.".

         (b) Section 5.11(a) of the Credit Agreement is hereby amended by inserting the words "or Finsub" following the words "Inactive Subsidiary" contained in the second sentence of such subsection.

         (c) Section 6.01 of the Credit Agreement is hereby amended as follows:

               (i) by inserting the words "or Finsub (except as expressly permitted by subsection (q) below)" following the words "Inactive Subsidiary" contained in the initial clause to such Section 6.01;

               (ii)  by  replacing  the  number   "$325,000,000"   contained  in
          subsection (b) with the number "$450,000,000";

               (iii) by amending and restating subsection (e) in its entirety to read as follows:

                           "(e)  Indebtedness  of (i) Terex or any wholly  owned
                  Subsidiary (other than an Inactive Subsidiary or Finsub) to any other wholly owned Subsidiary (other than an Inactive Subsidiary or Finsub), (ii) any wholly owned Subsidiary (other than an Inactive Subsidiary or Finsub) to Terex or (iii) Finsub to Terex or any wholly owned Subsidiary (other than an Inactive Subsidiary) incurred pursuant to the Receivables Program; provided, however, that (i) any Indebtedness of a Loan Party shall be subordinated to the prior payment in full of the Obligations and (ii) any Indebtedness of Finsub incurred pursuant to this subsection (e) shall be permitted only for such limited period of time as is required to account for any sale of Program Receivables, which period of time shall not in any event exceed two Business Days;";

                  (iv)  by deleting the word "and" at the end of subsection (p);

                  (v) by relettering subsection "(q)" as subsection "(r)"; and

                  (vi) by inserting the following new subsection (q):

                           "(q)  Indebtedness of Finsub incurred pursuant to the
                  Receivables Program Documentation in an amount not exceeding $100,000,000 in the aggregate at any time outstanding; and".

         (d)  Section 6.02 of the Credit Agreement is hereby amended as follows:

                    (i) by inserting  the words "or Finsub"  following the words
               "Inactive Subsidiary" in subsection (i);

                    (ii) by  deleting  the word  "and" at the end of  subsection
               (n);

                    (iii) by replacing the period at the end of  subsection  (o)
               with the words "; and"; and

                    (iv) by inserting the following new subsection (p):

                         "(p) Liens on the property of Finsub incurred  pursuant
                    to the Receivables Program Documentation.".

        (e) Section 6.04(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(c) Terex may make the Acquisition, the Powerscreen Acquisition and the Cedarapids Acquisition; provided, however, that Terex complies with, and causes its Subsidiaries to comply with, the relevant provisions of Section 5.11 and the Security Documents;".

        (f) Section 6.05(a) of the Credit Agreement is hereby amended as follows:

                         (i) by inserting  the words "or Finsub"  following  the
                    words "Inactive Subsidiary" in clause (i);

                         (ii) by inserting the parenthetical "(other than Finsub)" following the words "wholly owned Subsidiary" in clause (ii)(A) and the first occurrence of the words "wholly owned Subsidiary" in clause (ii)(B); and

                         (iii) by replacing  the words "and (ii)" in the seventh
                    line of such subsection with the words ", (ii)(A) Terex and any Subsidiary (other than an Inactive Subsidiary) may sell Program Receivables to Finsub and (B) Finsub may sell
                    Program Receivables pursuant to the Receivables Program Documentation and (iii)".

         (g) Section 6.06(b) of the Credit Agreement is hereby amended by inserting prior to the period at the end of such subsection the words ", except, in the case of Finsub, for encumbrances or restrictions existing pursuant to the Receivables Program Documentation".

         (h) Section 6.07 of the Credit Agreement is hereby amended by inserting prior to the period at the end of such section the words " or any transaction between Terex or any Subsidiary (other than an Inactive Subsidiary) and Finsub pursuant to the Receivables Program".

         (i) Section 6.08 of the Credit Agreement is hereby amended by inserting prior to the period at the end of such section the words " and Finsub shall not engage in any trade or business, or otherwise conduct any business activity, other than the performance of its obligations pursuant to the Receivables Program and other incidental activities".

         (j) Article VIII of the Credit Agreement is hereby amended by inserting the words "and the Program Receivables" after the word "Collateral" in the last sentence of the first paragraph of such Article VIII.

                  SECTION 2.  Consent.

                  The Required Lenders hereby consent to the amendment and restatement of the Tranche C Credit Agreement in order to provide for up to an additional $125,000,000 of senior secured indebtedness and related matters; provided that such amendment and restatement is substantially in the form of Exhibit A hereto. The Required Lenders hereby consent to an amendment to the Borrower's Indenture dated as of March 31, 1998, among the Borrower, the subsidiary guarantors party thereto and United States Trust Company of New York, as trustee, whereby the maturity date of the senior subordinated notes governed by such indenture is accelerated by exactly one week to March 25, 2008.

                  SECTION 3.  Representations and Warranties.

                  Each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Cedarapids Closing Date, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default has occurred and is continuing.

                  SECTION 4.  Effectiveness.

                  This Amendment shall become effective as of the date that the Administrative Agent or its counsel shall have received counterparts of this Amendment which, when taken together, bear the signatures of each of the Borrowers and the Required Lenders; provided, however, that this Amendment shall not become effective prior to the Cedarapids Closing Date.

                  SECTION 5.  Effect of Amendment.

                  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent, under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 6.  Counterparts.

                  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 7.  Applicable Law.

                  THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8.  Headings.

                  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                       TEREX CORPORATION,

                                       by
                                           /s/           Eric I. Cohen
                                          Name:          Eric I. Cohen
                                          Title:         Senior Vice President

                       TEREX EQUIPMENT LIMITED,

                                       by
                                           /s/           Eric I. Cohen
                                          Name:          Eric I. Cohen
                                          Title:         Director

                                       P.P.M. S.A.,

                                       by
                                           /s/           Eric I. Cohen
                                          Name:          Eric I. Cohen
                                          Title:         Director

                                       TEREX MINING (AUSTRALIA) PTY. LTD.,
                                       (f/k/a UNIT RIG (AUSTRALIA) PTY. LTD.),

                                       by
                                           /s/           Eric I. Cohen
                                          Name:          Eric I. Cohen
                                          Title:         Director

                                       P.P.M. Sp.A,

                                       by
                                           /s/           Fil Filipov
                                          Name:          Fil Filipov
                                          Title:         President & Director

                       PICADILLY MASCHINENHANDEL
                            GMBH & CO. KG,

                                       by
                                           /s/           Eric I. Cohen
                                          Name:          Eric I. Cohen
                                          Title:         Managing Director
                                                         of Managing Partner

                                             '

                                CREDIT SUISSE FIRST BOSTON,
                                 individually and as Administrative Agent,
                                 Collateral Agent and Swingline Lender,

                                 by
                                     /s/           Kristin Lepri
                                    Name:          Kristin Lepri
                                    Title:         Associate

                                 by
                                     /s/           Chris Cunningham
                                    Name:          Chris Cunningham
                                    Title:         Director


                                 ABN AMRO BANK N.V.,

                                by
                                       /s/         Donald Sutton
                                      Name:        Donald Sutton
                                      Title:       Vice President

                                 by
                                      /s/          John Hennessy
                                     Name:         John Hennessy
                                     Title:        Senior Vice President


                                 ARES LEVERAGED INVESTMENT FUND, L.P.,

                                 By: ARES MANAGEMENT, L.P., its General Partner,

                                 by
                                     /s/         David A. Sachs
                                    Name:        David A. Sachs
                                    Title:       Vice President


                               ARES LEVERAGED INVESTMENT FUND II, L.P.,

                               By:ARES MANAGEMENT II, L.P., its General Partner,

                               by
                                     /s/         David A. Sachs
                                    Name:        David A. Sachs
                                    Title:       Vice President

                               BANKBOSTON,

                               by
                                     /s/         Christopher T. Phelan
                                    Name:        Christopher T. Phelan
                                    Title:       Director


                               BANK OF TOKYO - MITSUBISHI
                               TRUST COMPANY,

                               by
                                     /s/         Akiko M. Sakamoto
                                    Name:        Akiko M. Sakamoto
                                    Title:       Assistant Vice President


                               CANADIAN IMPERIAL BANK OF COMMERCE,

                               by
                                     /s/         Koren Volk
                                    Name:        Koren Volk
                                    Title:       Authorized Signatory


                               CIBC, INC.,

                               by
                                     /s/     Ihor Zaluckyj
                                    Name:    Ihor Zaluckyj
                                    Title:   Executive Director
                                             CIBC World Markets Corp., as Agent


                               CREDIT LYONNAIS NEW YORK BRANCH,

                               by
                                     /s/         Scott R. Chappelka
                                    Name:        Scott R. Chappelka
                                    Title:       Vice President

                               CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

                               By:   CypressTree Investment Management Company,
                                        Inc., as Portfolio Manager,

                               by
                                     /s/         Philip C. Robbins
                                    Name:        Philip C. Robbins
                                    Title:       Principal


                               DEBT STRATEGIES FUND II, INC.,

                               by
                                     /s/         Paul Travers
                                    Name:        Paul Travers
                                    Title:       Authorized Signatory


                               DEUTSCHE FINANCIAL SERVICES CORPORATION,

                               by
                                     /s/         Edwin G. Chewning
                                    Name:        Edwin G. Chewning
                                    Title:       Vice President


                               FIRST UNION NATIONAL BANK,

                               by
                                     /s/         Joel Thomas
                                    Name:        Joel Thomas
                                    Title:       Vice President


                               HSBC BANK USA,

                               by
                                     /s/         Susan L. LeFevre
                                    Name:        Susan L. LeFevre
                                    Title:       Authorized Signatory


                               KZH CYPRESSTREE-1 LLC,

                               by
                                     /s/         Peter Chin
                                    Name:        Peter Chin
                                    Title:       Authorized Agent

                               KZH PAMCO LLC,

                               by
                                     /s/       Peter Chin
                                    Name:      Peter Chin
                                    Title:       Authorized Agent


                               KZH SHOSHONE LLC,

                               by
                                    /s/          Peter Chin
                                    Name:        Peter Chin
                                    Title:       Authorized Agent


                               MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                               INCOME STRATEGIES PORTFOLIO,

                               By: Merrill Lynch Asset Management, L.P., as Investment Advisor,

                               by
                                     /s/         Paul Travers
                                    Name:        Paul Travers
                                    Title:       Authorized Signatory


                               MERRILL LYNCH PRIME RATE PORTFOLIO,

                               By:      Merrill Lynch Asset Management, L.P., as
                                         Investment Advisor,

                               by
                                     /s/         Paul Travers
                                    Name:        Paul Travers
                                    Title:       Authorized Signatory


                               MERRILL LYNCH SENIOR FLOATING
                               RATE FUND, INC.,

                               by
                                     /s/         Paul Travers
                                    Name:        Paul Travers
                                    Title:       Authorized Signatory

                               SENIOR DEBT PORTFOLIO,

                               By:      Boston Management and Research, as
                                        Investment Advisor,

                               by
                                     /s/         Payson F. Swaffield
                                    Name:        Payson F. Swaffield
                                    Title:       Vice President


                               EATON VANCE SENIOR INCOME TRUST,

                               By:      Eaton Vance Management,
                                        as Investment Advisor

                               by
                                    /s/          Payson F. Swaffield
                                   Name:         Payson F. Swaffield
                                   Title:        Vice President


                               SENIOR HIGH INCOME PORTFOLIO, INC.,

                               by
                                     /s/         Paul Travers
                                    Name:        Paul Travers
                                    Title:       Authorized Signatory


                               THE CIT GROUP / EQUIPMENT FINANCE

                               by
                                      /s/        Daniel E. A. Nichols
                                     Name:       Daniel E. A. Nichols
                                     Title:      Assistant Vice President